Note 4 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Finished products	$ 613,622	$ 385,681
In process	75,123	23,652
Raw materials and supplies	284,593	165,491
FIFO Inventory Amount	973,338	574,824
Less excess of FIFO cost over LIFO cost	264,527	164,493
Total inventories	$ 708,811	$ 410,331